                             [PHOTO APPEARS HERE]



                              AIM HIGH YIELD FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                 DECEMBER 31, 1996

[PHOTO APPEARS HERE]



                              AIM HIGH YIELD FUND

                           For shareholders who seek

                        a high level of current income.

                             The Fund invests in a

                         portfolio consisting primarily

                         of high-yielding, lower-rated

                               corporate bonds.




ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM High Yield Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses.
o During the year ended 12/31/96, the Fund paid distributions on Class A and Class B shares of $0.932 and $0.859 per share, respectively.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund invests primarily in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o  Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The unmanaged Lipper High Current Yield Funds Index represents an average of the performance of the 30 largest high-yield funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o The First Boston High Yield Index tracks more than 270 segments within the high-yield universe and includes credit quality, industry, security type, and maturity.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
          ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
          ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
        ANY  BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
             INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

          This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter


                  Dear Fellow Shareholder:

                  Financial markets produced another noteworthy year in
                  1996. Stocks surged again to enthusiastic levels, but the
  [PHOTO OF       advance was marked by dramatic volatility and confined mainly
  Charles T.      to the performance of a select few large-company stocks.
    Bauer,        Still, most investors in stock funds were rewarded with
 Chairman of      double-digit returns for the year. Bonds had a difficult time
 the Board of     until encouraging economic reports triggered a fall rally
  THE FUND,       that helped restore prices and bring yields back down to near
APPEARS HERE]     1995 levels.
                     As we begin 1997, the parallels to last year are striking.
                  The economy is growing at a moderate rate, corporate earnings remain healthy, and inflation is modest. Such an environment is ideal for financial investments.
                     Still, many suggest, as we do, that 1997 will be marked by continued uncertainty and short-term volatility. And as the market's performance continues to exceed historical averages, some advise that a correction is overdue.
   We believe the best way to achieve your investment goals in uncertain markets is to follow a few basic strategies. First, you should keep a long-term outlook. If you leave your money invested over the long term, you can help avoid the results of the volatility that generally accompanies financial markets over the short term. Those who try to "time the market"--move money in and out of the market based on some gauge of future market performance--tend to be less successful than investors using disciplined, long-term investment strategies. That's because no one, not even expert market watchers, can consistently predict what the market will do next.
   Another strategy, diversification, may help you cushion the effects of a volatile market and enhance your return potential. A mutual fund is already diversified because it invests in many securities. You can diversify even further by placing some of your assets in several different types of domestic and international funds that may include stocks, bonds, and money market securities.
   Finally, no matter what your investment goals or time horizon, it makes good sense to review your portfolio regularly with your financial consultant. In rapidly changing markets, you need an investment professional on your side who can explain what is happening and how your portfolio may be affected.
   Your financial consultant can help you create and follow a regular investment plan--investing a certain amount of money at regular intervals--that can help you stay on track regardless of day-to-day market activity.
   In 1997, and in the years ahead, we at AIM plan to meet the challenge of changing financial markets through the consistent application of disciplined investment strategies that have served our shareholders well for more than 20 years. We are pleased that AIM funds, overall, have turned in attractive, and often impressive performance when measured against benchmark indexes and peer group performance.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                      -----------------------------------

                          In rapidly changing markets,

                                    you need

                           an investment professional

                                  on your side

                                who can explain

                             what is happening and

                      how your portfolio may be affected.

                      -----------------------------------

The Managers' Overview

HIGH-YIELD FUNDS ARE THE
TOP PERFORMING BOND FUNDS IN 1996

A roundtable discussion with the Fund management team for AIM High Yield Fund for the fiscal year ended December 31, 1996.
--------------------------------------------------------------------------------

Q. HIGH-YIELD SECURITIES HAD A RELATIVELY GOOD YEAR, COMPARED TO OTHER FIXED-INCOME INVESTMENTS. HOW DID AIM HIGH YIELD FUND PERFORM DURING THE REPORTING PERIOD?

A. Uncertain economic conditions and ongoing inflation concerns created dramatic volatility that tested financial markets in 1996, particularly for fixed-income investors. High-yield securities fared better than most bond market segments, and high-yield funds topped the performance posted for bond funds in 1996 with a total return of 12.66%, according to the Lipper High Current Yield Funds Index.
      The Fund's performance was even better--its total return was 15.44% for Class A shares and 14.68% for Class B shares in the year ended December 31, 1996. That performance was achieved, in part, with the Fund's attractive current income during the year. As of December 31, 1996, the Fund's 30-day yield on Class A and Class B shares was 8.74% and 8.40%, respectively.

Q. WHAT FACTORS AFFECTED THE PERFORMANCE OF FIXED-INCOME MARKETS DURING 1996?

A. It was a year of mixed signals for fixed-income markets. Investors in investment-grade bonds were concerned about changing expectations about the direction of the economy. Indications of surprisingly strong economic growth early in the year sent most bond prices tumbling the first half of 1996.
      Bonds began to recover in the fall when it became apparent that economic growth was moderate and without inflation.

Q. HOW WERE HIGH-YIELD SECURITIES AFFECTED?

A. The perspective was quite different for high-yield securities. Investors in high-yield bonds welcome a lively economy. Healthy economic growth tends to improve the earnings capacity of the bond-issuing companies and ease credit concerns for lower quality debt issuers.
      Corporate treasurers, who also relish healthy economic growth and low interest rates, issued nearly $405 billion in corporate debt, second only to 1993's record $416 billion according to The Wall Street Journal. In 1996, $78 billion of new issues were high-yield securities.
      The significant yield advantage of high-yield issues, healthy cash flow growth, and substantial investor demand made the high-yield sector a top performer for the year.

Q. HOW DID THE FUND TAKE ADVANTAGE OF THE INVESTMENT ENVIRONMENT?

A. The Fund was invested in many of the better performing industries in 1996, including energy, chemicals, and gaming. In addition, the Fund was a participant in many of the more attractive new offerings, particularly in media and energy companies.
      The portfolio was well-positioned to benefit from ongoing consolidation in

===============================================================================
Current Yield Advantage

As of 12/31/96

AIM High Yield Fund
Class A 30-day yield                    8.74%
10-Year U.S. Treasury Note*             6.42%
5-Year U.S. Treasury Note*              6.21%
===============================================================================

8.40% was the 30-day yield for the Fund's Class B shares. *Government securities, such as U.S. Treasury bills, notes, and bonds offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.

                         -----------------------------
                               Low interest rates

                                have created an

                          abundance of liquidity that

                             continues to discount

                         the cost of financial capital

                              and fuel the flow of

                              new corporate debt.
                         -----------------------------

PORTFOLIO COMPOSITION

================================================================================
As of 12/31/96
--------------------------------------------------------------------------------

U.S. High-Yield Bonds        79.14%
Foreign High-Yield Bonds     10.04
Preferred Stock               4.84
Convertible Bonds             2.22
Other                         3.76*

*Equities, Cash
================================================================================

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

================================================================================
   TOP 10 HOLDINGS                         TOP 10 INDUSTRIES
================================================================================

  1. Trump Atlantic                       1. Telecommunications
     City Associates                      2. Cable Television
  2. Coca-Cola Enterprises, Inc.          3. Oil & Gas-Exploration
  3. Abraxas Petroleum Corp.                 & Production
  4. Petroleum Heat &                     4. Chemicals
     Power Co., Inc.                      5. Gaming
  5. Microcell                            6. Paper & Forest Products
     Telecommunication Inc.               7. Retail (Stores)
  6. Showboat Marina Casino               8. Advertising/
     Partnership & Showboat                  Broadcasting
     Marina Financial Corp.               9. Leisure & Recreation
  7. Aztar Corp.                         10. Retail (Food & Drug)
  8. Nextlink Communications Inc.
  9. Teleport Communications
     Group Inc.
 10. Carr-Gottstein Foods Co.
================================================================================


   such industries as broadcasting, wireless communications, healthcare, and retail stores, particularly supermarkets.

Q. HOW WAS THE FUND POSITIONED AT THE END OF THE FISCAL YEAR?

A. As of December 31, 1996, the Fund's largest concentrations were in telecommunications, cable TV, energy, and chemical companies. The majority of the Fund's holdings, 79%, were in domestic, high-yield securities, with the balance invested in high-yield yankee bonds (U.S. dollar denominated) bonds, domestic convertible bonds, and preferred stock.
      The Fund was well diversified with 226 holdings across 53 industry categories, balanced between defensive and cyclical sectors.
      The Fund was primarily invested in the single "B" credit-quality segment of the high-yield market, as rated by Standard & Poor's (S&P), a widely known credit rating agency. We continue to believe that segment, known as the middle "tier," offers the most attractive combination of investment return for credit risk. In 1996, the middle tier was the best performing segment in the high-yield market.
      The Fund had an average quality rating of Bf as evaluated by S&P. S&P's ratings are historical and are based on an annual analysis of the Fund's credit quality, composition, and management.

================================================================================
FUND FACTS

As of 12/31/96
--------------------------------------------------------------------------------
Inception:
  Class A shares                                     7/11/78
  Class B shares                                      9/1/93

Total Holdings:                                          226

Total Net Assets:                                    $ 2.341
a                                                    billion

1996 Distributions:
  Class A shares                                     $ 0.932
  Class B shares                                     $ 0.859

Average Credit Quality:                                    B
================================================================================


Q. WHAT IS YOUR OUTLOOK FOR THE MARKET IN 1997?

A. The pace of economic growth will be the key to financial market performance in 1997. At the close of 1996, economic growth appeared to have settled at an annual rate of 2.5%. Inflation, likewise, continues to be mild. In recent testimony before Congress, Fed Chairman Alan Greenspan said, "The economy has retained considerable vigor, with few signs of the imbalances and inflationary tensions that have disrupted past expansions."
      The economy is growing at a reasonable rate without rising inflation, and that reduces the likelihood that interest rates may increase over the near term. Less interest rate volatility generally means less risk--a boost for high-yield securities.
      Low interest rates also have created an abundance of liquidity that continues to discount the cost of financial capital and fuel the flow of new corporate debt. The low cost of capital should stoke economic activity in 1997, and that could translate into another positive year for financial markets.


          See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM HIGH YIELD FUND VS. BENCHMARK INDEXES

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the bond market over the 10-year period ended 12/31/96. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the First Boston High Yield Index and the Lipper High Current Yield Funds Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

================================================================================
GROWTH OF A $10,000 INVESTMENT

12/31/86 - 12/31/96
--------------------------------------------------------------------------------

                   AIM High Yield       First Boston High    Lipper High Current
                    Fund, Class A          Yield Index        Yield Funds Index
--------------------------------------------------------------------------------
                                (In thousands)

12/86                 $ 9,521                $10,000                $10,000

12/87                   9,813                 10,654                 10,193

12/88                  11,423                 12,110                 11,576

12/89                  11,558                 12,157                 11,255

12/90                  10,514                 11,382                 10,004

12/91                  14,949                 16,362                 14,028

12/92                  17,730                 13,090                 16,604

12/93                  20,992                 22,699                 19,898

12/94                  20,640                 22,480                 19,166

12/95                  24,120                 26,393                 22,498

12/96                  27,843                 29,669                 25,347
================================================================================


================================================================================
AVERAGE ANNUAL TOTAL RETURN
As of 12/31/96, including sales charges
--------------------------------------------------------------------------------

CLASS A SHARES
  1 Year                      9.95%*
  5 Years                    12.15
 10 Years                    10.79

*15.44% excluding sales charge


CLASS B SHARES
  1 Year                      9.68%**
Inception (9/1/93)            8.64

**14.68% excluding CDSC
================================================================================
Past performance cannot guarantee comparable future results.


Source: Towers Data Systems HYPO--Registered Trademark--; First Boston. Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

December 31, 1996

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

CORPORATE BONDS & NOTES-90.81%

ADVERTISING/BROADCASTING-3.63%

Echostar Satellite Broadcasting,
  Sr. Disc. Notes, 13.125%,
  03/15/04(a)                       $23,180,000  $   17,616,800
---------------------------------------------------------------
Katz Media Corp.,
  Sr. Sub. Notes, 10.50%,
  01/15/07(b)
  (Acquired 12/13/96; Cost
  $7,850,000)                         7,850,000       8,056,062
---------------------------------------------------------------
Omnicom Group, Inc.,
  Conv. Sub. Deb., 4.25%,
  01/03/07(b)
  (Acquired 12/11/96; Cost
  $1,500,000)                         1,500,000       1,555,500
---------------------------------------------------------------
SFX Broadcasting, Inc.,
  Series B Sr. Sub. Notes, 10.75%,
  05/15/06                           15,430,000      16,317,225
---------------------------------------------------------------
Sinclair Broadcast Group, Inc.,
  Sr. Sub. Notes, 10.00%, 09/30/05   13,850,000      14,196,250
---------------------------------------------------------------
United International Holdings, Inc.,
  Sr. Secured Disc. Notes,
  14.00%, 11/15/99(c)                 2,400,000       1,731,000
---------------------------------------------------------------
  14.00%, 11/15/99(c)(d)              9,250,000       6,821,875
---------------------------------------------------------------
United International Holdings, Inc.,
  Series B Sr. Secured Disc. Notes,
  14.00%, 11/15/99                   15,160,000      10,934,150
---------------------------------------------------------------
Viacom, Inc.,
  Sub. Deb., 8.00%, 07/07/06          8,000,000       7,740,000
---------------------------------------------------------------
                                                     84,968,862
---------------------------------------------------------------

AIRLINES-1.15%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19      12,550,000      13,938,407
---------------------------------------------------------------
Continental Airlines, Inc.,
  Conv. Sr. Sub. Notes, 6.75%,
  04/15/06(b)
  (Acquired 02/27/96; Cost
  $1,999,275)                         2,000,000       2,244,260
---------------------------------------------------------------
Greenwich Air Services, Inc.,
  Sr. Notes, 10.50%, 06/01/06         9,910,000      10,653,250
---------------------------------------------------------------
                                                     26,835,917
---------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS &
  TIRES-1.33%

Blue Bird Body Co.,
  Sr. Sub. Notes, 10.75%,
  11/15/06(b)
  (Acquired 11/13/96-11/20/96;
  Cost $12,739,986)                  12,520,000      13,114,700
---------------------------------------------------------------
CSK Auto Inc.,
  Sr. Sub. Notes, 11.00%,
  11/01/06(b)
  (Acquired 10/23/96; Cost
  $13,060,000)                       13,060,000      13,566,075
---------------------------------------------------------------
Exide Corp.,
  Conv. Sr. Sub. Notes, 2.90%,
  12/15/05(b)
  (Acquired 12/19/96; Cost
  $4,518,750)                         7,500,000       4,518,750
---------------------------------------------------------------
                                                     31,199,525
---------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-1.04%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.24%,
  06/20/20(c)                       125,000,000      24,333,750
---------------------------------------------------------------

BUSINESS SERVICES-0.59%

Neodata Services, Inc.,
  Series B Sr. Deferred Coupon
  Notes, 12.00%, 05/01/03            13,000,000      13,715,000
---------------------------------------------------------------

CABLE TELEVISION-7.39%

Cablevision Systems Corp.,
  Sr. Sub. Deb., 10.75%, 04/01/04     7,000,000       7,262,500
---------------------------------------------------------------
Century Communications Corp.,
  Sr. Sub. Notes., 11.875%,
  10/15/03                           10,900,000      11,676,625
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

CABLE TELEVISION-(CONTINUED)

Comcast UK Cable Partners Ltd.,
  (United Kingdom), Sr. Yankee
  Disc. Deb., 11.20%, 11/15/07(a)   $20,100,000  $   14,271,000
---------------------------------------------------------------
Diamond Cable Communications PLC,
  (United Kingdom), Sr. Yankee
  Disc. Notes,
  11.75%, 12/15/05(a)                22,000,000      15,675,000
---------------------------------------------------------------
Fundy Cable Ltd., (Canada),
  Sr. Yankee Secured Second
  Priority Notes, 11.00%, 11/15/05   11,400,000      12,112,500
---------------------------------------------------------------
Heartland Wireless Communications
  Inc.,
  Sr. Notes, 14.00%, 10/15/04(b)
  (Acquired 12/17/96; Cost
  $14,880,000)                       14,880,000      15,475,200
---------------------------------------------------------------
International CableTel, Inc.,
  Sr. Notes, 11.50%, 02/01/06(a)     21,200,000      14,469,000
---------------------------------------------------------------
Kabelmedia Holdings GmbH, (Germany),
  Sr. Disc. Yankee Notes,
  13.625%, 08/01/06(a)               26,000,000      14,430,000
---------------------------------------------------------------
Marcus Cable Co., L.P.,
  Sr. Deb., 11.875%, 10/01/05        12,475,000      13,441,813
---------------------------------------------------------------
  Sr. Disc. Notes, 14.25%,
    12/15/05(a)                      12,500,000       9,031,250
---------------------------------------------------------------
Rifkin Acquisition Partners L.L.P.,
  Sr. Sub. Notes, 11.125%,
  01/15/06                           12,495,000      12,994,800
---------------------------------------------------------------
TeleWest Communications PLC,
  (United Kingdom), Sr. Yankee
  Disc. Deb., 11.00%, 10/01/07(a)    23,970,000      16,689,112
---------------------------------------------------------------
Wireless One, Inc.,
  Sr. Notes, 13.00%, 10/15/03        15,740,000      15,425,200
---------------------------------------------------------------
                                                    172,954,000
---------------------------------------------------------------

CHEMICALS-5.28%

Berry Plastics Corp.,
  Sr. Sub. Notes, 12.25%, 04/15/04    9,000,000       9,911,250
---------------------------------------------------------------
BPC Holding Corp.,
  Series B Sr. Notes, 12.50%,
  06/15/06                            7,750,000       8,185,938
---------------------------------------------------------------
Crain Industries, Inc.,
  Sr. Sub. Notes, 13.50%, 08/15/05   14,500,000      16,421,250
---------------------------------------------------------------
LaRoche Industries, Inc.,
  Sr. Sub. Notes, 13.00%, 08/15/04   16,145,000      17,436,600
---------------------------------------------------------------
Pioneer Americas Acquisition Corp.,
  Sr. Notes, 13.375%, 04/01/05        9,000,000      10,282,500
---------------------------------------------------------------
Polymer Group, Inc.,
  Sr. Notes, 12.25%, 07/15/02        13,634,000      14,861,060
---------------------------------------------------------------
PrintPack Inc.,
  Sr. Sub. Notes, 10.625%,
  08/15/06(b)
  (Acquired 08/15/96-09/23/96;
  Cost $10,508,500)                  10,450,000      10,868,000
---------------------------------------------------------------
Sterling Chemicals Holdings,
  Sr. Secured Disc. Notes,
  13.50%, 08/15/08(a)                10,500,000       6,090,000
---------------------------------------------------------------
Sterling Chemicals, Inc.,
  Sr. Sub. Notes, 11.75%, 08/15/06   10,000,000      10,600,000
---------------------------------------------------------------
Tri Polyta Finance B.V.,
  (Indonesia),
  Yankee Secured Gtd. Notes,
  11.375%, 12/01/03                  18,330,000      19,154,850
---------------------------------------------------------------
                                                    123,811,448
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

COMPUTER NETWORKING-0.12%

3Com Corp.,
  Conv. Sub. Notes, 10.25%,
  11/01/01(b)
  (Acquired 11/08/94-01/04/95;
  Cost $1,314,250)                  $ 1,300,000  $    2,894,619
---------------------------------------------------------------

COMPUTER PERIPHERALS-0.89%

Exide Electronics Group, Inc.,
  Sr. Sub. Notes, 11.50%, 03/15/06   13,000,000      13,926,250
---------------------------------------------------------------
Sanmina Corp.,
  Conv. Sub. Notes, 5.50%,
  08/15/02(b)
  (Acquired 08/10/95; Cost
  $1,000,000)                         1,000,000       2,049,490
---------------------------------------------------------------
Storage Technology Corp.,
  Conv. Deb., 8.00%, 05/31/15         3,500,000       4,783,485
---------------------------------------------------------------
                                                     20,759,225
---------------------------------------------------------------

CONSUMER NON-DURABLES-0.71%

Hines Horticulture, Inc.,
  Sr. Sub. Notes, 11.75%, 10/15/05   15,670,000      16,688,550
---------------------------------------------------------------

CONTAINERS-2.59%

Ivex Holdings Corp.,
  Series B Sr. Disc. Deb.,
  13.25%, 03/15/05(a)                20,000,000      15,825,000
---------------------------------------------------------------
Ivex Packaging Corp.,
  Sr. Sub. Notes, 12.50%, 12/15/02    6,500,000       7,085,000
---------------------------------------------------------------
MVE Inc.,
  Sr. Secured Notes, 12.50%,
  02/15/02                           17,250,000      18,392,812
---------------------------------------------------------------
National Fiberstok Corp.,
  Series B Sr. Notes, 11.625%,
  06/15/02                           18,530,000      19,363,850
---------------------------------------------------------------
                                                     60,666,662
---------------------------------------------------------------

ELECTRIC POWER-0.43%

Panda Funding Corp.,
  Pooled Project Bonds,
  11.625%, 08/20/12(b)
  (Acquired 07/26/96; Cost
  $9,800,000)                         9,800,000      10,167,500
---------------------------------------------------------------

ENERGY (ALTERNATE SOURCES)-0.47%

CE Casecnan Water & Energy Co.,
  Inc., (Philippines), Series A
  Sr. Yankee Secured Notes,
  11.45%, 11/15/05                   10,000,000      11,025,000
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.08%

Berkshire Hathaway, Inc.,
  Conv. Sr. Notes, 3.00%, 12/02/01    2,000,000       1,863,140
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.48%

Aames Financial Corp.,
  Conv. Sub. Deb., 5.50%,
  03/15/06(b)
  (Acquired 02/16/96; Cost
  $505,000)                             500,000         663,655
---------------------------------------------------------------
Outsourcing Solutions Inc.,
  Sr. Sub. Notes, 11.00%,
  11/01/06(b)
  (Acquired 10/31/96; Cost
  $10,050,000)                       10,050,000      10,552,500
---------------------------------------------------------------
                                                     11,216,155
---------------------------------------------------------------

FINANCE (LEASING COMPANIES)-0.74%

Sea Containers, Ltd., (Bermuda),
  Series A Sr. Yankee Sub. Deb.,
  12.50%, 12/01/04                    5,350,000       5,938,500
---------------------------------------------------------------
  Series B Sr. Yankee Sub. Deb.,
  (Bermuda),
  12.50%, 12/01/04                   10,220,000      11,293,100
---------------------------------------------------------------
                                                     17,231,600
---------------------------------------------------------------

FOOD/PROCESSING-2.10%

American Rice, Inc.,
  Secured Mortgage Notes, 13.00%,
  07/31/02                           11,513,000      11,167,610
---------------------------------------------------------------
Chiquita Brands International, Inc.,
  Sr. Notes, 10.25%, 11/01/06        11,520,000      12,326,400
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

FOOD/PROCESSING-(CONTINUED)

International Home Foods Inc.,
  Sr. Sub. Notes, 10.375%,
  11/01/06(b)
  (Acquired 10/29/96; Cost
  $10,450,000)                      $10,450,000  $   10,920,250
---------------------------------------------------------------
Pilgrim's Pride Corp.,
  Sr. Sub. Notes, 10.875%,
  08/01/03                           14,805,000      14,823,506
---------------------------------------------------------------
                                                     49,237,766
---------------------------------------------------------------

FURNITURE-0.76%

Simmons Co.,
  Sr. Sub. Notes, 10.75%, 04/15/06   16,800,000      17,766,000
---------------------------------------------------------------

GAMING-4.76%

Aztar Corp.,
  Sr. Sub. Notes, 13.75%, 10/01/04   19,710,000      21,188,250
---------------------------------------------------------------
Coast Hotels & Casinos Inc.,
  Series B Secured First Mortgage
  Gtd. Notes, 13.00%, 12/15/02       16,510,000      18,284,825
---------------------------------------------------------------
Harvey Casinos Resorts,
  Sr. Sub. Notes, 10.625%,
  06/01/06                           10,400,000      11,154,000
---------------------------------------------------------------
Showboat Marina Casino Partnership
  & Showboat Marina Financial
  Corp., First Mortgage Notes,
  13.50%, 03/15/03                   20,100,000      22,210,500
---------------------------------------------------------------
Trump Atlantic City Associates,
  Secured First Mortgage Gtd. Notes,
  11.25%, 05/01/06                   26,340,000      26,208,300
---------------------------------------------------------------
Trump Castle Funding, Inc.,
  Mortgage Notes, 11.75%, 11/15/03   14,000,000      12,460,000
---------------------------------------------------------------
                                                    111,505,875
---------------------------------------------------------------

HOME BUILDING-0.72%

Continental Homes Holding Corp.,
  Sr. Notes, 10.00%, 04/15/06        16,340,000      16,911,900
---------------------------------------------------------------

HOTELS/MOTELS-0.18%

HFS, Inc.,
  Conv. Sr. Notes, 4.50%, 10/01/99      750,000       2,407,402
---------------------------------------------------------------
Prime Hospitality Corp.,
  Conv. Sub. Notes, 7.00%,
  04/15/02                            1,200,000       1,784,496
---------------------------------------------------------------
                                                      4,191,898
---------------------------------------------------------------

LEISURE & RECREATION-3.07%

American Skiing Corp.,
  Sr. Sub. Notes, 12.00%,
  07/15/06(b)
  (Acquired 06/25/96; Cost
  $14,574,750)                       15,000,000      15,862,500
---------------------------------------------------------------
Cobblestone Golf Group Inc.,
  Series B Sr. Notes, 11.50%,
  06/01/03                            5,000,000       5,231,250
---------------------------------------------------------------
Cobblestone Holdings Inc.,
  Series B Sr. Notes, 13.50%,
  06/01/04(c)                        23,250,000       9,706,875
---------------------------------------------------------------
Icon Fitness Corp.,
  Sr. Disc. Notes, 14.00%,
  11/15/06(a)(b)
  (Acquired 11/15/96; Cost
  $7,130,340)                        14,000,000       7,542,500
---------------------------------------------------------------
Icon Health & Fitness,
  Sr. Sub. Notes, 13.00%, 07/15/02    7,250,000       8,237,813
---------------------------------------------------------------
IHF Holdings Inc.,
  Sr. Sub. Disc. Notes, 15.00%,
  11/15/04(a)                        10,000,000       7,925,000
---------------------------------------------------------------
Stuart Entertainment, Inc.,
  Sr. Sub. Notes, 12.50%,
  11/15/04(b)
  (Acquired 11/07/96; Cost
  $17,000,000)                       17,000,000      17,340,000
---------------------------------------------------------------
                                                     71,845,938
---------------------------------------------------------------

MACHINERY (HEAVY)-1.41%

Fairfield Manufacturing Co., Inc.,
  Sr. Sub. Notes, 11.375%,
  07/01/01                           13,725,000      14,411,250
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

MACHINERY (HEAVY)-(CONTINUED)

PrimeCo Inc.,
  Sr. Sub. Notes, 12.75%, 03/01/05  $16,202,000  $   18,551,290
---------------------------------------------------------------
                                                     32,962,540
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-3.91%

AM General Corp.,
  Sr. Notes, 12.875%, 05/01/02       12,665,000      12,110,905
---------------------------------------------------------------
Calmar Inc.,
  Sr. Sub. Notes, 11.50%, 08/15/05   10,500,000      10,893,750
---------------------------------------------------------------
Coinmach Corp.,
  Series B Sr. Notes, 11.75%,
  11/15/05                           16,500,000      17,861,250
---------------------------------------------------------------
Interlake Corp.,
  Sr. Notes, 12.00%, 11/15/01         8,300,000       8,932,875
---------------------------------------------------------------
  Sr. Sub. Deb., 12.125%, 03/01/02   10,870,000      11,399,913
---------------------------------------------------------------
Spinnaker Industries Inc.,
  Sr. Secured Notes, 10.75%,
  10/15/06(b)
  (Acquired 10/18/96-11/13/96;
  Cost $11,151,188)                  11,100,000      11,571,750
---------------------------------------------------------------
Thermo Electron Corp.,
  Conv. Deb., 5.00%, 04/15/01(b)
  (Acquired 04/07/94; Cost
  $1,508,000)                         1,500,000       2,770,830
---------------------------------------------------------------
Tokheim Corp.,
  Sr. Sub. Notes, 11.50%, 08/01/06   14,975,000      15,985,813
---------------------------------------------------------------
                                                     91,527,086
---------------------------------------------------------------

MEDICAL (INSTRUMENTS/PRODUCTS)-1.68%

Dade International Inc.,
  Series B Sr. Sub. Notes,
  11.125%, 05/01/06                  12,360,000      13,441,500
---------------------------------------------------------------
Graphic Controls Corp.,
  Series A Sr. Sub. Notes, 12.00%,
  09/15/05                           10,790,000      12,003,875
---------------------------------------------------------------
IMED Corp.,
  Sr. Sub. Notes, 9.75%,
  12/01/06(b)
  (Acquired 11/19/96; Cost
    $13,680,000)                     13,680,000      13,970,700
---------------------------------------------------------------
                                                     39,416,075
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-1.68%

American Medical Response, Inc.,
  Conv. Sub. Notes, 5.25%,
  02/01/01(b) (Acquired
  01/03/96-02/08/96; Cost
  $2,054,375)                         2,000,000       2,162,500
---------------------------------------------------------------
Dynacare Inc., (Canada),
  Sr. Yankee Notes, 10.75%,
  01/15/06                           11,550,000      11,723,250
---------------------------------------------------------------
HEALTHSOUTH Rehabilitation Corp.,
  Conv. Sub. Deb., 5.00%, 04/01/01    1,700,000       3,422,695
---------------------------------------------------------------
Multicare Companies Inc.,
  Conv. Sub. Deb., 7.00%,
  03/15/03(b) (Acquired 03/09/95;
  Cost $500,000)                        500,000         612,500
---------------------------------------------------------------
PhyCor, Inc.,
  Conv. Sub. Deb., 4.50%, 02/15/03    3,000,000       2,980,860
---------------------------------------------------------------
Tenet Healthcare Corp.,
  Conv. Sub. Notes, 6.00%,
  12/01/05                            1,000,000       1,050,630
---------------------------------------------------------------
  Sr. Sub. Notes, 10.125%,
    03/01/05                         15,600,000      17,316,000
---------------------------------------------------------------
                                                     39,268,435
---------------------------------------------------------------

METALS-0.94%

GS Industries, Inc.,
  Sr. Notes, 12.00%, 09/01/04         9,475,000       9,889,531
---------------------------------------------------------------
  Sr. Notes, 12.25%, 10/01/05        11,525,000      12,130,063
---------------------------------------------------------------
                                                     22,019,594
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

OIL & GAS (EXPLORATION & PRODUCTION)-4.83%

Abraxas Petroleum Corp.,
  Sr. Notes, 11.50%, 11/01/04(b)
  (Acquired 11/05/96-12/03/96;
  Cost $22,868,950)                 $22,630,000  $   24,270,675
---------------------------------------------------------------
CODA Energy, Inc.,
  Series B Sr. Gtd. Sub. Notes,
  10.50%, 04/01/06                   12,150,000      12,909,375
---------------------------------------------------------------
Forest Oil Corp.,
  Sr. Sub. Notes, 11.25%, 09/01/03   15,702,000      17,036,670
---------------------------------------------------------------
Gerrity Oil & Gas Corp.,
  Sr. Sub. Notes, 11.75%, 07/15/04   14,750,000      16,114,375
---------------------------------------------------------------
Mariner Energy Corp.,
  Sr. Sub. Notes, 10.50%,
  08/01/06(b) (Acquired
  08/12/96-09/04/96; Cost
  $14,000,750)                       13,950,000      14,856,750
---------------------------------------------------------------
Maxus Energy Corp.,
  Deb., 11.50%, 11/15/15             12,200,000      12,871,000
---------------------------------------------------------------
Plains Resources, Inc.,
  Series B Sr. Gtd. Sub. Notes,
  10.25%, 03/15/06                   11,630,000      12,473,175
---------------------------------------------------------------
Pogo Producing Co.,
  Conv. Sub. Notes, 5.50%,
  06/15/06                            2,000,000       2,516,920
---------------------------------------------------------------
                                                    113,048,940
---------------------------------------------------------------

OIL & GAS (INTEGRATED)-0.48%

Wainoco Oil Corp.,
  Sr. Notes, 12.00%, 08/01/02        10,995,000      11,324,850
---------------------------------------------------------------

OIL & GAS (REFINING/MARKETING)-1.03%

Petroleum Heat & Power Co., Inc.,
  Sub. Deb., 12.25%, 02/01/05        21,575,000      24,029,156
---------------------------------------------------------------

OIL & GAS (SERVICES)-1.26%

Falcon Drilling Co., Inc.,
  Series B Sr. Notes, 9.75%,
  01/15/01                           10,100,000      10,630,250
---------------------------------------------------------------
  Series B Sr. Sub. Notes, 12.50%,
    03/15/05                          8,500,000       9,530,625
---------------------------------------------------------------
Kelley Oil & Gas Corp.,
  Sr. Sub. Notes, 10.375%,
  10/15/06(b)
  (Acquired 10/25/96; Cost
  $8,985,000)                         9,000,000       9,405,000
---------------------------------------------------------------
                                                     29,565,875
---------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.08%

Pride Petroleum Services, Inc.,
  Conv. Sub. Deb., 6.25%, 02/15/06    1,000,000       1,835,000
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-4.53%

American Pad & Paper Co.,
  Series B Sr. Sub. Notes, 13.00%,
  11/15/05                           14,906,000      17,514,550
---------------------------------------------------------------
RAPP International Finance,
  (Indonesia),
  Gtd. Yankee Secured Notes,
  11.50%, 12/15/00                   13,920,000      14,790,000
---------------------------------------------------------------
Repap New Brunswick, (Canada),
  Sr. Yankee Second Priority
  Secured Notes, 10.625%, 04/15/05   14,420,000      15,141,000
---------------------------------------------------------------
Riverwood International Corp.,
  Sr. Gtd. Sub. Notes, 10.875%,
  04/01/08                           12,890,000      11,987,700
---------------------------------------------------------------
Tjiwi Kimia International Global
  Co., B.V., (Indonesia), Sr. Gtd.
  Notes, 13.25%, 08/01/01            14,040,000      15,917,850
---------------------------------------------------------------
Uniforet Inc., (Canada),
  Sr. Yankee Gtd. Notes, 11.125%, 10/15/06(b)
  (Acquired 10/07/96-12/19/96;
  Cost $17,573,231)                  17,885,000      16,722,475
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

PAPER & FOREST
  PRODUCTS-(CONTINUED)

United Stationer Supply,
  Sr. Sub. Notes, 12.75%, 05/01/05  $12,500,000  $   13,937,500
---------------------------------------------------------------
                                                    106,011,075
---------------------------------------------------------------

POLLUTION CONTROL-0.79%

Norcal Waste Systems Inc.,
  Series B Sr. Gtd. Notes, 13.00%,
  11/15/05                           12,910,000      14,394,650
---------------------------------------------------------------
U.S. Filter Corp.,
  Conv. Sub. Notes, 4.50%,
    12/15/01                          2,250,000       2,290,590
---------------------------------------------------------------
  Conv. Sub. Notes, 6.00%,
    09/15/05                          1,000,000       1,776,690
---------------------------------------------------------------
                                                     18,461,930
---------------------------------------------------------------

PUBLISHING-1.54%

Affiliated Newspaper Investments,
  Sr. Disc. Notes, 13.25%,
  07/01/06(a)                        15,826,000      13,056,450
---------------------------------------------------------------
Garden State Newspapers, Inc.,
  Sr. Sub. Secured Notes, 12.00%,
  07/01/04                           11,500,000      12,592,500
---------------------------------------------------------------
MDC Communications Corp., (Canada),
  Sr. Sub. Yankee Notes, 10.50%,
  12/01/06                           10,040,000      10,378,850
---------------------------------------------------------------
                                                     36,027,800
---------------------------------------------------------------

RAILROADS-0.40%

Johnstown America Industries, Inc.,
  Sr. Sub. Notes, 11.75%, 08/15/05    9,820,000       9,476,300
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-2.92%

Carr-Gottstein Foods Co.,
  Sr. Sub. Notes, 12.00%, 11/15/05   19,475,000      20,765,218
---------------------------------------------------------------
Core-Mark International, Inc.,
  Sr. Sub. Notes, 11.375%,
  09/15/03(b)
  (Acquired 09/24/96-11/07/96;
  Cost $13,643,950)                  13,510,000      13,847,750
---------------------------------------------------------------
Cumberland Farms,
  Secured Notes, 10.50%, 10/01/03    15,004,000      14,553,880
---------------------------------------------------------------
Jitney-Jungle Stores of America Inc.,
  Sr. Gtd. Notes, 12.00%, 03/01/06   18,000,000      19,102,500
---------------------------------------------------------------
                                                     68,269,348
---------------------------------------------------------------

RESTAURANTS-0.03%

Starbucks Corp.,
  Conv. Sub. Deb., 4.25%, 11/01/02      500,000         672,500
---------------------------------------------------------------

RETAIL (STORES)-3.87%

Guitar Center Management Co.,
  Sr. Notes, 11.00%, 07/01/06        10,200,000      10,824,750
---------------------------------------------------------------
Home Depot, Inc.,
  Conv. Sub. Notes, 3.25%,
  10/01/01                            2,000,000       1,953,600
---------------------------------------------------------------
Loehmann's Holdings, Inc.,
  Sr. Notes, 11.875%, 05/15/03       14,420,000      15,681,750
---------------------------------------------------------------
Pamida Inc.,
  Sr. Sub. Notes, 11.75%, 03/15/03   14,950,000      12,558,000
---------------------------------------------------------------
Saks Holdings, Inc.,
  Conv. Sub. Notes, 5.50%,
  09/15/06                            2,000,000       1,842,500
---------------------------------------------------------------
Samsonite Corp.,
  Sr. Sub. Notes, 11.125%,
  07/15/05                           13,590,000      15,373,688
---------------------------------------------------------------
Specialty Retailers Inc.,
  Sr. Secured Notes, 12.50%,
  12/15/00(b)
  (Acquired 05/23/96; Cost
  $10,000,000)                       10,000,000      10,475,000
---------------------------------------------------------------
  Sr. Sub. Notes, 11.00%, 08/15/03   11,520,000      12,153,600
---------------------------------------------------------------
  Series D Sr. Sub. Notes, 11.00%,
    08/15/03                          8,250,000       8,641,875
---------------------------------------------------------------
Staples Inc.,
  Conv. Sub. Deb., 4.50%,
  10/01/00(b)
  (Acquired 09/12/95; Cost
  $1,000,000)                         1,000,000       1,029,160
---------------------------------------------------------------
                                                     90,533,923
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

SCHOOLS-1.96%

Herff Jones Inc.,
  Sr. Sub. Notes, 11.00%, 08/15/05  $13,040,000  $   14,099,500
---------------------------------------------------------------
Scholastic Brands Inc.,
  Sr. Sub. Notes, 11.00%,
  01/15/07(b)
  (Acquired 12/10/96-12/12/96;
  Cost $14,062,906)                  13,955,000      14,268,988
---------------------------------------------------------------
Selmer Co., Inc.,
  Sr. Gtd. Sub. Notes, 11.00%,
  05/15/05                           15,920,000      17,432,400
---------------------------------------------------------------
                                                     45,800,888
---------------------------------------------------------------

SECURITY (SAFETY SERVICES)-0.67%

Cabot Safety Corp.,
  Sr. Sub. Notes, 12.50%, 07/15/05   13,975,000      15,652,000
---------------------------------------------------------------

SEMICONDUCTORS-0.88%

Advanced Micro Devices, Inc.,
  Sr. Secured Notes, 11.00%,
  08/01/03                           18,965,000      20,671,850
---------------------------------------------------------------

STEEL-1.11%

Gulf States Steel Corp.,
  First Mortgage Notes, 13.50%,
  04/15/03                           15,990,000      15,270,450
---------------------------------------------------------------
Weirton Steel Corp.,
  Sr. Notes, 11.375%, 07/01/04       10,400,000      10,608,000
---------------------------------------------------------------
                                                     25,878,450
---------------------------------------------------------------

TELECOMMUNICATIONS-12.77%

Arch Communications Group, Inc.,
  Sr. Disc. Notes, 10.875%,
  03/15/08(a)                        25,000,000      14,437,500
---------------------------------------------------------------
Celcaribe S.A.,
  Sr. Secured Notes, 13.50%,
  03/15/04                           14,500,000      12,687,500
---------------------------------------------------------------
  Sr. Secured Notes, 13.50%,
  03/15/04(a)(b)(e)
  (Acquired 05/17/94-05/26/94;
  Cost $6,429,128)                    8,000,000       9,100,000
---------------------------------------------------------------
Clearnet Communications Inc.,
  (Canada),
  Sr. Yankee Disc. Notes, 14.75%,
  12/15/05(a)                        30,520,000      19,113,150
---------------------------------------------------------------
Colt Telecom Group PLC, (United
  Kingdom),
  Sr. Yankee Disc. Notes, 12.00%,
  12/15/06(f)                        20,510,000      12,229,087
---------------------------------------------------------------
fONOROLA Inc., (Canada),
  Sr. Yankee Secured Notes,
  12.50%, 08/15/02                   12,500,000      13,671,874
---------------------------------------------------------------
GST USA Inc.,
  Secured Sr. Disc. Notes,
  13.875%, 12/15/05(a)               25,320,000      15,286,950
---------------------------------------------------------------
InterCel, Inc.,
  Sr. Disc. Notes, 12.00%,
  02/01/06(a)                        13,330,000       8,597,850
---------------------------------------------------------------
  Sr. Disc. Notes, 12.00%,
  05/01/06(a)                        10,000,000       6,250,000
---------------------------------------------------------------
Microcell Telecommunications Inc.,
  Sr. Disc. Notes, 14.00%,
  06/01/06(a)                        41,500,000      22,928,750
---------------------------------------------------------------
Nextlink Communications Inc.,
  Sr. Notes, 12.50%, 04/15/06        19,350,000      20,849,625
---------------------------------------------------------------
Omnipoint Corp.,
  Series A Sr. Notes, 11.625%,
  08/15/06(b)
  (Acquired 11/21/96; Cost
  $8,149,245)                         7,800,000       8,170,500
---------------------------------------------------------------
  Sr. Notes, 11.625%, 08/15/06       11,550,000      12,098,625
---------------------------------------------------------------
Packaging Resources Inc.,
  Sr. Notes, 11.625%, 05/01/03        6,648,060       6,153,112
---------------------------------------------------------------
Paging Network, Inc.,
  Sr. Sub. Notes, 10.00%,
  10/15/08(b)
  (Acquired 10/10/96-12/04/96;
  Cost $15,164,250)                  15,150,000      15,396,188
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

TELECOMMUNICATIONS-(CONTINUED)

PriCellular Wireless Corp.,
  Sr. Disc. Notes, 14.00%,
  11/15/01(a)                       $15,200,000  $   15,124,000
---------------------------------------------------------------
  Sr. Notes, 10.75%, 11/01/04(b)
  (Acquired 10/30/96; Cost
    $5,710,000)                       5,710,000       5,974,088
---------------------------------------------------------------
ProNet, Inc.,
  Sr. Sub. Notes, 11.875%,
  06/15/05                           14,500,000      13,775,000
---------------------------------------------------------------
RSL Communications, Ltd.,
  Sr. Notes, 12.25%,
  11/15/06(b)(g)
  (Acquired 09/30/96-12/03/96;
  Cost $17,623,538)                  17,620,000      17,884,300
---------------------------------------------------------------
Sprint Spectrum L.P.,
  Sr. Notes, 11.00%, 08/15/06        12,800,000      13,920,000
---------------------------------------------------------------
Sygnet Wireless Inc.,
  Sr. Notes, 11.50%, 10/01/06        14,080,000      14,608,000
---------------------------------------------------------------
Teleport Communications Group Inc.,
  Sr. Disc. Notes, 11.125%,
  07/01/07(a)                        30,000,000      20,775,000
---------------------------------------------------------------
                                                    299,031,099
---------------------------------------------------------------

TELEPHONE-0.66%

PhoneTel Technologies, Inc.,
  Sr. Notes, 12.00%, 12/15/06        14,840,000      15,396,500
---------------------------------------------------------------

TRANSPORTATION-2.02%

Gearbulk Holding Ltd.,
  Sr. Notes, 11.25%, 12/01/04        13,550,000      14,972,750
---------------------------------------------------------------
Stena A.B., (Sweden),
  Sr. Yankee Notes, 10.50%,
  12/15/05                           15,980,000      17,338,300
---------------------------------------------------------------
Transportacion Maritima Mexicana
  S.A. de CV, (Mexico), Sr. Yankee
  Notes, 10.00%, 11/15/06            14,680,000      14,900,200
---------------------------------------------------------------
                                                     47,211,250
---------------------------------------------------------------

TRUCKING-0.85%

AmeriTruck Distribution Corp.,
  Sr. Sub. Notes, 12.25%, 11/15/05   19,800,000      19,998,000
---------------------------------------------------------------
    Total Corporate Bonds & Notes                 2,125,880,794
---------------------------------------------------------------

                                      SHARES

COMMON STOCKS-0.77%

AUTOMOBILE/TRUCK PARTS &
  TIRES-0.11%

Lear Corp.(h)                            72,600       2,477,475
---------------------------------------------------------------

LEISURE & RECREATION-0.02%

Cobblestone Holdings Inc.(h)             23,250         465,000
---------------------------------------------------------------
MEDICAL (PATIENT SERVICES)-0.15%
Genesis Health Ventures, Inc.(h)         86,069       2,678,909
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(h)       24,000         870,000
---------------------------------------------------------------
                                                      3,548,909
---------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.20%

Omnicare, Inc.                          138,520       4,449,955
---------------------------------------------------------------

OIL & GAS (DRILLING)-0.08%

Reading & Bates Corp.(h)                 72,475       1,920,588
---------------------------------------------------------------

OIL & GAS (SERVICES)-0.08%

Kelley Oil & Gas Corp.(h)               781,250       1,904,297
---------------------------------------------------------------

PUBLISHING-0.03%

Affiliated Newspaper
  Investments(h)                         13,826         691,300
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.04%

Rite Aid Corp.                           24,083         957,279
---------------------------------------------------------------

TELECOMMUNICATIONS-0.06%

MFS Communications Co., Inc.(h)           2,001         109,050
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

TELECOMMUNICATIONS-(CONTINUED)

WorldCom, Inc.(h)                        52,534  $    1,369,167
---------------------------------------------------------------
                                                      1,478,217
---------------------------------------------------------------
    Total Common Stocks                              17,893,020
---------------------------------------------------------------

PREFERRED STOCKS-4.84%

ADVERTISING/BROADCASTING-0.12%

News Corp. Ltd., (Australia),
  $5.00 Conv. Pfd.(b)
  (Acquired 11/04/96; Cost
    $2,980,000)                          29,800       2,812,375
---------------------------------------------------------------
Time Warner Inc.,
  Series M, $102.50 PIK Conv. Pfd.            1             740
---------------------------------------------------------------
                                                      2,813,115
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.16%

Loral Space & Communications,
  $3.00 Conv. Pfd.(b)
  (Acquired 11/01/96; Cost
    $3,232,500)                          64,650       3,676,969
---------------------------------------------------------------

CABLE TELEVISION-0.83%

Cablevision Systems Corp.,
  Series M, $11.125 PIK Conv. Pfd.      216,572      19,491,457
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.36%

Microsoft Corp.,
  Series A, $2.196 Conv. Pfd.           105,000       8,413,125
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.26%

PennCorp Financial Group, Inc.,
  $3.375 Conv. Pfd.                      20,000       1,680,150
---------------------------------------------------------------
SunAmerica, Inc., $3.188 Conv. Pfd.     106,650       4,505,963
---------------------------------------------------------------
                                                      6,186,113
---------------------------------------------------------------

FOOD/PROCESSING-0.23%

Chiquita Brands International,
  Inc., Series B, $3.75 Conv. Pfd.      100,000       5,325,000
---------------------------------------------------------------

FUNERAL SERVICES-0.08%

SCI Financial LLC,
  Series A, $3.125 Conv. Pfd.            20,000       1,882,500
---------------------------------------------------------------

GAS DISTRIBUTION-0.09%

NorAm Financing,
  $3.125 Conv. Pfd.                      35,000       2,222,500
---------------------------------------------------------------

HOTELS/MOTELS-0.12%

Host Marriott Financial Trust,
  $3.375 Conv. Pfd.(b) (Acquired
  11/25/96; Cost $2,500,000)             50,000       2,724,850
---------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-0.13%

Frontier Financing Trust,
  $3.125 Conv. Pfd.(b) (Acquired
  10/09/96; Cost $3,000,000)             60,000       3,106,320
---------------------------------------------------------------

MACHINERY (HEAVY)-0.06%

Case Corp.,
  Series A, $4.50 Conv. Pfd.             10,000       1,329,780
---------------------------------------------------------------

OIL & GAS (REFINING/MARKETING)-0.09%

Tosco Financing Trust,
  $2.875 Conv. Pfd.(b) (Acquired
  12/10/96; Cost $2,000,000)             40,000       2,085,000
---------------------------------------------------------------

OIL & GAS (SERVICES)-0.13%

Enron Corp.,
  $1.36 Conv. Pfd.                       30,000         720,000
---------------------------------------------------------------
Kelley Oil & Gas Corp.,
  $2.625 Conv. Pfd.                     100,000       2,387,500
---------------------------------------------------------------
                                                      3,107,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

PUBLISHING-1.11%

K-III Communications Corp.,
  $2.875 Pfd.                           300,000  $    8,062,500
---------------------------------------------------------------
  $10.00 Series D Pfd.(b)
  (Acquired 01/19/96-12/10/96;
  Cost $17,930,000)                     180,000      17,685,000
---------------------------------------------------------------
                                                     25,747,500
---------------------------------------------------------------

RETAIL (STORES)-0.04%

Kmart Financing,
  $3.875 Conv. Pfd.                      20,000         975,000
---------------------------------------------------------------

TELECOMMUNICATIONS-1.03%

ICG Holdings, Inc.,
  $14.25 Pfd.                            19,000      20,995,000
---------------------------------------------------------------
MFS Communications Co., Inc.,
  $2.68 Conv. Pfd.                       35,000       3,193,750
---------------------------------------------------------------
                                                     24,188,750
---------------------------------------------------------------
    Total Preferred Stocks                          113,275,479
---------------------------------------------------------------

WARRANTS-0.24%

CABLE TELEVISION-0.00%

Wireless One Inc.,
  expiring 10/19/00(h)                   37,560          37,560
---------------------------------------------------------------

CHEMICALS-0.02%

Berry Plastics Corp.,
  expiring 04/15/04(h)                    6,000         270,120
---------------------------------------------------------------
Sterling Chemicals Holdings,
  expiring 08/15/08(h)                    7,500         262,500
---------------------------------------------------------------
                                                        532,620
---------------------------------------------------------------

COMPUTER PERIPHERALS-0.02%

Exide Electronics Group Inc.,
  expiring 03/15/06(h)                   13,000         390,000
---------------------------------------------------------------

CONTAINERS-0.01%

MVE Inc.,
  expiring 02/15/02(h)                    6,750         202,500
---------------------------------------------------------------

LEISURE & RECREATION-0.06%

IHF Capital Inc.,
  Series H, expiring 11/14/99(h)          8,000       1,040,000
---------------------------------------------------------------
  Series I, expiring 11/14/99(h)          7,250         290,000
---------------------------------------------------------------
                                                      1,330,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

MEDICAL (PATIENT SERVICES)-0.01%

Republic Health Corp.,
  expiring 04/03/00(h)                   17,500  $      315,000
---------------------------------------------------------------

STEEL-0.00%

Bar Technologies Inc.,
  expiring 04/01/01(h)                    6,000          33,000
---------------------------------------------------------------
Gulf States Steel Inc.,
  expiring 04/15/03(h)                   15,990          79,950
---------------------------------------------------------------
                                                        112,950
---------------------------------------------------------------

TELECOMMUNICATIONS-0.12%

Clearnet Communications Inc.,
  (Canada),
  expiring 09/15/05(h)                  100,715         604,296
---------------------------------------------------------------
ICG Communications Inc.,
  expiring 09/15/05(h)                   39,600         574,200
---------------------------------------------------------------
InterCel Inc.,
  expiring 02/01/06(h)                   42,656         341,248
---------------------------------------------------------------
Intermedia Communications Inc.,
  expiring 06/01/00(h)                    1,500          52,500
---------------------------------------------------------------
Microcell Telecommunications Inc.,
  Conditional Wts., expiring
  12/31/97(b)(h) (Acquired
  12/18/96; Cost $35,744)               166,000          41,500
---------------------------------------------------------------
  expiring 12/31/97(b)(h)
  (Acquired 12/18/96; Cost $992,888)    166,000       1,120,500
---------------------------------------------------------------
                                                      2,734,244
---------------------------------------------------------------
    Total Warrants                                    5,654,874
---------------------------------------------------------------

REPURCHASE AGREEMENT(i)-1.97%

UBS Securities, Inc., 7.05%,
  01/02/97(j)                        46,218,974      46,218,974
---------------------------------------------------------------
TOTAL INVESTMENTS-98.63%                          2,308,923,141
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.37%                                  32,111,225
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,341,034,366
===============================================================

Abbreviations:

Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
PIK    - Payment in Kind
Pfd.   - Preferred
Sr.    - Senior
Sub.   - Subordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at purchase. Interest rate shown represents coupon rate at which the bond will accrue at a specified future date.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 1996 was $373,133,229 which represented 15.94% of the Fund's net assets.
(c) Zero coupon bonds. Interest rate shown represents the rate of original issue discount.
(d) Issued as a unit. This unit also includes 9,250 warrants to purchase 4.535 shares of common stock per warrant.
(e) Issued as a unit. This unit also includes 1,300,800 Celcaribe Ordinary Trust Certificates.
(f) Issued as a unit. This unit also includes 20,510 warrants to purchase ordinary shares at 302.5 pence per share.
(g) Issued as a unit. This unit also includes 17,620 warrants to purchase 1.815 shares of common stock per warrant.
(h) Non-income producing security.
(i) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Joint repurchase agreement entered into 12/31/96 with a maturing value of $550,215,417. Collateralized by $732,485,305 U.S. Government agency obligations, 0% to 9.50% due 1/01/98 to 12/15/26.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996


ASSETS:

Investments, at market value (cost
  $2,185,508,189)                           $2,308,923,141
----------------------------------------------------------
Receivables for:
  Fund shares sold                               9,648,445
----------------------------------------------------------
  Dividends and interest                        46,166,949
----------------------------------------------------------
Investment for deferred compensation plan           48,098
----------------------------------------------------------
Other assets                                        86,032
----------------------------------------------------------
    Total assets                             2,364,872,665
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          6,541,806
----------------------------------------------------------
  Fund shares reacquired                         2,455,637
----------------------------------------------------------
  Dividends                                     11,121,120
----------------------------------------------------------
  Deferred compensation plan                        48,098
----------------------------------------------------------
Accrued advisory fees                              953,278
----------------------------------------------------------
Accrued administrative service fees                  9,349
----------------------------------------------------------
Accrued distribution fees                        1,821,348
----------------------------------------------------------
Accrued trustees' fees                               3,683
----------------------------------------------------------
Accrued transfer agent fees                        311,688
----------------------------------------------------------
Accrued operating expenses                         572,292
----------------------------------------------------------
    Total liabilities                           23,838,299
----------------------------------------------------------
Net assets applicable to shares
  outstanding                               $2,341,034,366
==========================================================

NET ASSETS:

Class A                                     $1,272,974,132
==========================================================
Class B                                     $1,068,060,234
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        128,791,474
==========================================================
Class B                                        108,065,310
==========================================================
Class A:
  Net asset value and redemption price per
    share                                   $         9.88
==========================================================
  Offering price per share:
    (Net asset value of $9.88
    divided by 95.25%)                      $        10.37
==========================================================
Class B:
  Net asset value and offering price per
    share                                   $         9.88
==========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1996


INVESTMENT INCOME:

Interest                                    $  194,640,314
----------------------------------------------------------
Dividends                                        3,281,146
----------------------------------------------------------
    Total investment income                    197,921,460
----------------------------------------------------------

EXPENSES:

Advisory fees                                    9,277,005
----------------------------------------------------------
Custodian fees                                     203,583
----------------------------------------------------------
Transfer agent fees -- Class A                   1,643,305
----------------------------------------------------------
Transfer agent fees -- Class B                   1,068,773
----------------------------------------------------------
Administrative service fees                         98,734
----------------------------------------------------------
Trustees' fees                                      18,914
----------------------------------------------------------
Distribution fees -- Class A                     2,631,156
----------------------------------------------------------
Distribution fees -- Class B                     8,083,368
----------------------------------------------------------
Other                                              789,703
----------------------------------------------------------
    Total expenses                              23,814,541
----------------------------------------------------------
Less: Expenses paid indirectly                     (30,911)
----------------------------------------------------------
    Net expenses                                23,783,630
----------------------------------------------------------
Net investment income                          174,137,830
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain on sales of investment
  securities                                    17,869,656
----------------------------------------------------------
Unrealized appreciation of investment
  securities                                    86,550,248
----------------------------------------------------------
    Net gain on investment securities          104,419,904
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $  278,557,734
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                   1996              1995

OPERATIONS:

  Net investment income                                       $  174,137,830    $  103,866,411
----------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities      17,869,656       (13,744,221)
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities            86,550,248        64,363,354
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         278,557,734       154,485,544
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (102,842,087)      (72,863,770)
----------------------------------------------------------------------------------------------
  Class B                                                        (72,629,856)      (31,951,946)
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                                 --          (436,906)
----------------------------------------------------------------------------------------------
  Class B                                                                 --          (191,590)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        327,466,596       271,933,588
----------------------------------------------------------------------------------------------
  Class B                                                        466,449,407       352,760,393
----------------------------------------------------------------------------------------------
    Net increase in net assets                                   897,001,794       673,735,313
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,444,032,572       770,297,259
----------------------------------------------------------------------------------------------
  End of period                                               $2,341,034,366    $1,444,032,572
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,295,988,395    $1,505,053,545
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              2,868,653         1,688,456
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                        (81,237,634)      (99,574,133)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               123,414,952        36,864,704
----------------------------------------------------------------------------------------------
                                                              $2,341,034,366    $1,444,032,572
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions noted in section "C" below. On December 31, 1996, undistributed net investment income was increased by $2,514,310, paid-in capital reduced by $2,981,153 and undistributed net realized gains increased by $466,843 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $81,020,316 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $200 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.50% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.45% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $98,734 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, the Fund paid AFS $1,723,833 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $28,580 from dividends received on balances in cash management bank accounts. In addition, pricing service expenses in the amount of $2,331 were paid through directed brokerage commissions paid by the Fund. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $30,911 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such

Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $2,631,156 and $8,083,368, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,965,594 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $976,702 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $7,485 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $17,000,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $2,230,898,049 and $1,381,114,077, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $132,068,761
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (9,004,639)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $123,064,122
=========================================================
Cost of investments for tax purposes is
  $2,185,859,019.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                      1996                           1995
                           ---------------------------   -----------------------------
                             SHARES          VALUE          SHARES           VALUE
                           -----------   -------------   -------------   -------------
Sold:
  Class A                   76,485,479   $ 725,785,892      49,241,443   $ 458,547,804
-----------------------    ---------------------------   -----------------------------
  Class B                   63,383,789     605,130,108      42,866,225     400,172,189
-----------------------    ---------------------------   -----------------------------
Issued as reinvestment
  of dividends:
  Class A                    6,674,252      64,083,963       4,955,465      46,216,100
-----------------------    ---------------------------   -----------------------------
  Class B                    3,798,909      36,390,618       1,597,343      14,918,822
-----------------------    ---------------------------   -----------------------------
Reacquired:
  Class A                  (48,380,296)   (462,403,259)    (25,047,265)   (232,830,316)
-----------------------    ---------------------------   -----------------------------
  Class B                  (18,351,224)   (175,071,319)     (6,678,316)    (62,330,618)
-----------------------    ---------------------------   -----------------------------
                            83,610,909   $ 793,916,003      66,934,895   $ 624,693,981
=======================    ===========================   =============================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1996 and for a Class B share outstanding during each of the years in the three-year period ended December 31, 1996 and the period September 1, 1993 (date sales commenced) through December 31, 1993.

                                                 1996            1995       1994       1993     1992(a)      1991       1990
                                              ----------       --------   --------   --------   --------   --------   --------

CLASS A:

Net asset value, beginning of period          $     9.43       $   8.93   $  10.05   $   9.40   $   8.86   $   7.07   $   8.94
--------------------------------------------  ----------       --------   --------   --------   --------   --------   --------
Income from investment operations:
 Net investment income                              0.92           0.93       0.96       0.97       1.04       1.02       1.09
--------------------------------------------  ----------       --------   --------   --------   --------   --------   --------
 Net gains (losses) on securities (both
   realized and unrealized)                         0.46           0.52      (1.12)      0.69       0.55       1.81      (1.84)
--------------------------------------------  ----------       --------   --------   --------   --------   --------   --------
   Total from investment operations                 1.38           1.45      (0.16)      1.66       1.59       2.83      (0.75)
--------------------------------------------  ----------       --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income              (0.93)         (0.95)     (0.96)     (1.01)     (1.05)     (1.04)     (1.12)
--------------------------------------------  ----------       --------   --------   --------   --------   --------   --------
Net asset value, end of period                $     9.88       $   9.43   $   8.93   $  10.05   $   9.40   $   8.86   $   7.07
============================================  ==========       ========   ========   ========   ========   ========   ========
Total return(b)                                    15.44%         16.86%     (1.67)%    18.40%     18.60%     42.18%     (9.03)%
============================================  ==========       ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $1,272,974       $886,106   $578,959   $550,760   $324,518   $259,677   $204,932
============================================  ==========       ========   ========   ========   ========   ========   ========
Ratio of expenses to average net assets             0.97%(c)(d)    0.96%      1.00%      1.12%      1.15%      1.22%      1.21%(e)
============================================  ==========       ========   ========   ========   ========   ========   ========
Ratio of net investment income to average
 net assets                                         9.67%(c)       9.95%     10.07%      9.82%     11.00%     12.67%     13.59%(f)
============================================  ==========       ========   ========   ========   ========   ========   ========
Portfolio turnover rate                               77%            61%        53%        53%        56%        61%        27%
============================================  ==========       ========   ========   ========   ========   ========   ========

                                                1989         1988        1987
                                              --------     --------    --------

CLASS A:

Net asset value, beginning of period          $  10.01     $   9.67    $  10.54
--------------------------------------------  --------     --------    --------
Income from investment operations:
 Net investment income                            1.21         1.18        1.16
--------------------------------------------  --------     --------    --------
 Net gains (losses) on securities (both
   realized and unrealized)                      (1.07)        0.34       (0.83)
--------------------------------------------  --------     --------    --------
   Total from investment operations               0.14         1.52        0.33
--------------------------------------------  --------     --------    --------
Less distributions:
 Dividends from net investment income            (1.21)       (1.18)      (1.20)
--------------------------------------------  --------     --------    --------
Net asset value, end of period                $   8.94     $  10.01    $   9.67
============================================  ========     ========    ========
Total return(b)                                   1.18%       16.41%       3.07%
============================================  ========     ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $261,920     $274,631    $242,858
============================================  ========     ========    ========
Ratio of expenses to average net assets           0.99%        0.96%(e)    0.92%
============================================  ========     ========    ========
Ratio of net investment income to average
 net assets                                      12.40%       11.84%(f)   11.21%
============================================  ========     ========    ========
Portfolio turnover rate                             36%          76%         81%
============================================  ========     ========    ========

(a) The Fund changed investment advisors on June 30, 1992.

(b) Total returns do not deduct sales charges.

(c) Ratios are based on average net assets of $1,052,462,336.

(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly the ratio of expenses to average net assets would have been the same.

(e) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22% and 1.00% for years 1990 and 1988, respectively.

(f) Ratios of net investment income to average net assets prior to reduction of advisory fees were 13.58% and 11.80% for years 1990 and 1988, respectively.

                                                                   1996            1995        1994       1993
                                                                ----------       --------    --------    -------

CLASS B:

Net asset value, beginning of period                            $     9.42       $   8.92    $  10.04    $  9.96
------------------------------------------------------------    ----------       --------    --------    -------
Income from investment operations:
 Net investment income                                                0.85           0.85        0.87       0.32
------------------------------------------------------------    ----------       --------    --------    -------
 Net gains (losses) on securities (both realized and
   unrealized)                                                        0.47           0.52       (1.10)      0.07
------------------------------------------------------------    ----------       --------    --------    -------
   Total from investment operations                                   1.32           1.37       (0.23)      0.39
------------------------------------------------------------    ----------       --------    --------    -------
Less distributions:
 Dividends from net investment income                                (0.86)         (0.87)      (0.89)     (0.31)
------------------------------------------------------------    ----------       --------    --------    -------
Net asset value, end of period                                  $     9.88       $   9.42    $   8.92    $ 10.04
============================================================    ==========       ========    ========    =======
Total return(a)                                                      14.68%         15.91%      (2.48)%     4.00%
============================================================    ==========       ========    ========    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,068,060       $557,926    $191,338    $31,264
============================================================    ==========       ========    ========    =======
Ratio of expenses to average net assets                               1.68%(b)(c)    1.73%       1.80%      1.93%(d)
============================================================    ==========       ========    ========    =======
Ratio of net investment income to average net assets                  8.95%(b)       9.18%       9.27%      8.99%(d)
============================================================    ==========       ========    ========    =======
Portfolio turnover rate                                                 77%            61%         53%        53%
============================================================    ==========       ========    ========    =======

(a) Total returns do not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(b) Ratios are based on average net assets of $808,336,751.

(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly the ratio of expenses to average net assets would have been the same.

(d) Annualized.

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM High Yield Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                          KPMG Peat Marwick LLP

                     Houston, Texas
                     February 7, 1997

                                                             Trustees & Officers


BOARD OF TRUSTEES                         OFFICERS                                   OFFICE OF THE FUND

Charles T. Bauer                          Charles T. Bauer                           11 Greenway Plaza
Chairman and Chief Executive Officer      Chairman                                   Suite 1919
A I M Management Group Inc.                                                          Houston, TX 77046
                                          Robert H. Graham
Bruce L. Crockett                         President                                  INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                   John J. Arthur                             A I M Advisors, Inc.
COMSAT Corporation                        Senior Vice President and Treasurer        11 Greenway Plaza
                                                                                     Suite 1919
Owen Daly II                              Carol F. Relihan                           Houston, TX 77046
Director                                  Senior Vice President and Secretary
Cortland Trust Inc.                                                                  TRANSFER AGENT
                                          Gary T. Crum
Carl Frischling                           Senior Vice President                      A I M Fund Services, Inc.
Partner                                                                              P.O. Box 4739
Kramer, Levin, Naftalis & Frankel         Scott G. Lucas                             Houston, TX 77210-4739
                                          Senior Vice President
Robert H. Graham                                                                     CUSTODIAN
President and Chief Operating Officer     Dana R. Sutton
A I M Management Group Inc.               Vice President and Assistant Treasurer     State Street Bank & Trust Company
                                                                                     225 Franklin Street
John F. Kroeger                           Robert G. Alley                            Boston, MA 02110
Formerly Consultant                       Vice President
Wendell & Stockel Associates, Inc.                                                   COUNSEL TO THE FUND
                                          Stuart W. Coco
Lewis F. Pennock                          Vice President                             Ballard Spahr
Attorney                                                                             Andrews & Ingersoll
Ian W. Robinson                           Melville B. Cox                            1735 Market Street
Consultant; Formerly Executive            Vice President                             Philadelphia, PA 19103
Vice President and
Chief Financial Officer                   Karen Dunn Kelley                          COUNSEL TO THE TRUSTEES
Bell Atlantic Management                  Vice President
Services, Inc.                                                                       Kramer, Levin, Naftalis & Frankel
                                          Jonathan C. Schoolar                       919 Third Avenue
Louis S. Sklar                            Vice President                             New York, NY 10022
Executive Vice President
Hines Interests                           P. Michelle Grace                          DISTRIBUTOR
Limited Partnership                       Assistant Secretary
                                                                                     A I M Distributors, Inc.
                                          David L. Kite                              11 Greenway Plaza
                                          Assistant Secretary                        Suite 1919
                                                                                     Houston, TX 77046
                                          Nancy L. Martin
                                          Assistant Secretary                        AUDITORS

                                          Ofelia M. Mayo                             KPMG Peat Marwick LLP
                                          Assistant Secretary                        700 Louisiana
                                                                                     NationsBank Bldg.
                                          Kathleen J. Pflueger                       Houston, TX 77002
                                          Assistant Secretary

                                          Samuel D. Sirko
                                          Assistant Secretary

                                          Stephen I. Winer
                                          Assistant Secretary

                                          Mary J. Benson
                                          Assistant Treasurer



REQUIRED FEDERAL INCOME TAX INFORMATION
AIM High Yield Fund Class A and Class B shares paid ordinary dividends in the amounts of $0.932 and $0.8585 per share, respectively, to shareholders during the Fund's tax year ended December 31, 1996. Of these amounts, 1.82% is eligible for the dividends received deduction for corporations. Missouri residents: During the Fund's tax year ended December 31, 1996, 0% of the Fund's income was derived from U.S. Treasury obligations.

                                                  THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

                                                  AGGRESSIVE GROWTH
                                                  AIM Aggressive Growth Fund*
                                                  AIM Capital Development Fund
                                                  AIM Constellation Fund
                                                  AIM Global Aggressive Growth Fund

                 [PHOTO OF                        GROWTH
             11 Greenway Plaza                    AIM Blue Chip Fund
               APPEARS HERE]                      AIM Global Growth Fund
                                                  AIM Growth Fund
                                                  AIM International Equity Fund
                                                  AIM Value Fund
                                                  AIM Weingarten Fund

                                                  GROWTH AND INCOME
                                                  AIM Balanced Fund
                                                  AIM Charter Fund

                                                  INCOME AND GROWTH
                                                  AIM Global Utilities Fund

                                                  HIGH CURRENT INCOME
                                                  AIM High Yield Fund

                                                  CURRENT INCOME
                                                  AIM Global Income Fund
                                                  AIM Income Fund

                                                  CURRENT TAX-FREE INCOME
                                                  AIM Municipal Bond Fund
                                                  AIM Tax-Exempt Bond Fund of CT
                                                  AIM Tax-Free Intermediate Shares

                                                  CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                  AIM Intermediate Government Fund

                                                  HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                  AIM Limited Maturity Treasury Shares

                                                  STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                  AIM Money Market Fund
A I M Management Group Inc. has provided
leadership in the mutual fund industry since      STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
1976 and manages approximately $70 billion in     AIM Tax-Exempt Cash Fund
assets for more than 3.5 million
shareholders, including individual investors,     *AIM Aggressive Growth Fund was closed to new
corporate clients, and financial institutions     investors on July 18, 1995. For more complete
as of February 11, 1997. The AIM Family of        information about any AIM Fund(s), including
Funds--Registered Trademark-- is distributed      sales charges and expenses, ask your
nationwide, and AIM today ranks among the         financial consultant or securities dealer for
nation's top 15 mutual fund companies in          a free prospectus(es). Please read the
assets under management, according to Lipper      prospectus(es) carefully before you invest or
Analytical Services, Inc.                         send money.


[AIM LOGO APPEARS HERE]                                          ---------------
                                                                    BULK RATE
A I M Distributors, Inc.                                           U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                          PAID
Houston, TX 77046                                                  HOUSTON, TX
                                                                 Permit No. 1919
                                                                 ---------------